[PHOTO OF DEXTER A.
                                                             DODGE, CHAIRMAN]
[FLAG LOGO]
TO OUR SHAREHOLDERS

The influence of the Federal Reserve Bank in setting short-term interest rates is considerable. As we write this Semi-Annual Report to you, we are in the midst of a period in which the Fed has become more active, having raised short-term interest rates from 4.75% to 5.00% in late June. From the point of view of an investor in the Freedom California Tax Exempt Money Fund, the answer to the question of whether the Fed will continue to act is of relevance to future returns. Should short-term rates rise, money market fund investors will see higher returns in the future.

Accordingly, a short discussion of the considerations that the Federal Reserve has indicated will govern their decisions is in order. To begin, we can turn to a simple statement of the so-called "output gap" way of looking at the economy. Alan Greenspan, in a pair of speeches right before the Federal Reserve raised rates provided a simple model. The economy can grow, without inflation, only as fast as the combination of population growth and productivity. That is, if the population is growing at 1% and productivity is growing at 2%, then the economy can grow at 3% without the Federal Reserve having to worry about inflation in the future. Growth above this "speed limit" has the potential to make inflation accelerate and would require the Federal Reserve to raise interest rates enough to slow the economy down to the 3% rate.

Whether they need to raise rates depends importantly on two things. First, should the economy slow to 3% on its own, the Federal Reserve does not need to act. Those who believe this will happen cite the following which will cause the economy to slow on its own.

    a. Real personal disposable income, which predicts consumer spending very well, is going to grow more slowly than it has in the past. This change is due to sharply rising energy prices, which take more of a bite out of income, leaving less to spend.

    b. Recent increases in interest rates will slow down the housing market substantially, producing an effect which drags down overall growth.

    c. Recent increases in interest rates will tend to reduce the "wealth effect" component of consumer spending. That is, consumers will do much less refinancing of their homes and therefore much less spending with cash that is gained from the higher value of their homes.

    d. The stock market is overvalued, and will correct by 10% which will also reduce the "wealth effect" part of spending.

    e. Some of the growth in the first quarter was due to warm weather which simply moved construction from the second and third quarters into the first.

All of these items will be important to watch to see if the Federal Reserve does need to act.

The second major thing upon which future Federal Reserve action will depend goes back to the formula for the "speed limit." Suppose, either because of a large amount of capital spending, or because things have really changed fundamentally with the advent of the Internet and ever-cheaper computing power, that productivity grows at 3.5% instead of 2%? According to our formula, that would mean that the economy can grow at 4.5% (1% population growth plus 3.5% productivity growth) which would mean that inflation will not increase even if we continue growing at 4.5%. This too bears further watching, both from the point of view of what productivity does (many believe it is currently growing at close to 3.5%) and also from the point of view of whether the Board members of the Federal Reserve believe that this rate of growth is short-lived or sustainable.

Whatever the result of the Federal Reserve's deliberation, the disciplines we employ in the Freedom California Tax Exempt Money Fund do not change. We continue to invest to achieve the highest short-term rates available while remaining a portfolio of very high quality and security.

A review of the Fund by the portfolio manager follows. We thank you again for the opportunity to be of service.

Sincerely,

/s/ Dexter A. Dodge
--------------------

Dexter A. Dodge
Chairman

                                                        [PHOTO OF PAUL MARANDETT
                                                         PORTFOLIO MANAGER
                                                         CALIFORNIA TAX EXEMPT
                                                         MONEY FUND]

Financial Review

FREEDOM CALIFORNIA
TAX EXEMPT MONEY FUND

Following the tone set last year, interest rates in the short term or money market sector have remained at historically low levels. The annualized monthly total return on the California Freedom Tax Exempt Money Fund stood at 2.25% in January and climbed to only 2.46% for the month of June. That yield averaged 2.31% for the first six months of the year, just 1 basis point off the industry average. Certainly there was some yield volatility caused by seasonal cash flows, April tax payments and heavy note issuance at the beginning of the year but these occurrences were much more muted than in prior years. Money fund assets overall have grown steadily during the year and assets of the California Freedom Tax Exempt Money Fund have increased approximately 18% from one year ago.

As usual, the fundamentals of supply and demand were the principal factors effecting the tax exempt money market with demand slightly out-pacing supply. Normally issuers would take advantage of these low nominal rates and increase the supply side of the equation but that hasn't happened this year. A combination of two things has dampened the new issue market; one is the fact that the long term market also has historically low interest rates which issuers would prefer to lock into for more permanent financing. The other is the specter of "Y2K"; those issuers that can are delaying financing until after year end in hopes that whatever Y2K problems that may occur will be rectified. With continued economic strength, along with the bullish behavior of the equity markets, the heightened level of investor wealth should continue to enhance the supply side of the tax exempt markets thus maintaining the current interest rate structure.

The average maturity for California tax exempt funds has been close to 45 days for over a year now (the maximum allowed is 90 days). This historically short average maturity is a direct result of the short term markets' flat yield curve, a heretofore unusual condition that has also persisted for more than a year. We have maintained an annual average maturity of 31 days for the California Freedom Tax Exempt Money Fund, shorter than the industry average, and expect to continue that strategy until we see a shift in the structure of the short term yield curve. Though the Federal Reserve Board's June 30th boost of the federal funds rate went largely unnoticed in the tax exempt money market sector, the Fund's present strategy enables it to easily take advantage of rising interest rates should the Fed continue to raise short term interest rates.

Sincerely,

/s/ Paul Marandett
-------------------


Paul Marandett
Portfolio Manager


THIS PORTION OF THE PAGE
INTENTIONALLY LEFT BLANK.

                    FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND
                         INVESTMENTS AS OF JUNE 30, 1999
                                   (UNAUDITED)


  PRINCIPAL
   AMOUNT                     DESCRIPTION                        VALUE
-------------   ----------------------------------------    ---------------

MUNICIPAL SECURITIES -- 96.9%
$   2,890,000   Alameda County Multi-Family Mortgage
                  Bonds (FNMA) 3.00% 7-07-99............    $     2,890,000
    1,750,000   Cabrillo Community College District
                  (FSA) 5.00% 8-01-99...................          1,752,463
    2,000,000   California HFA (MBIA/FNB Chicago) 3.00%
                  7-07-99...............................          2,000,000
      200,000   California HFA (MBIA/ Rabobank) 3.00%
                  7-07-99...............................            200,000
      200,000   California HFA (Morgan Guaranty LOC)
                  3.30% 7-07-99.........................            200,000
    2,100,000   California PCFA (Bank of Nova Scotia
                  LOC) 3.10% 7-07-99....................          2,100,000
    4,000,000   California School Facilities Financing
                  Corp. (KBC LOC) 3.50% 7-01-99.........          4,000,000
    2,000,000   Carlsbad Multi-Family Mortgage Bonds
                  (Bank of America LOC) 3.35% 7-07-99...          2,000,000
    2,250,000   Duarte Redevelopment Agency (Bank of
                  America LOC) 3.65% 7-01-99............          2,250,000
    4,700,000   Fremont MFHA (Kredietbank LOC) 3.65%
                  7-01-99...............................          4,700,000
                Irvine Assessment District
                  Improvement Bonds
    2,000,000   (Bayerische Vereinsbank LOC) 2.90%
                  7-01-99...............................          2,000,000
    3,100,000   (Canadian Imperial Bank of Commerce LOC)
                  2.90% 7-01-99.........................          3,100,000
    2,000,000   (KBC LOC) 2.90% 7-01-99.................          2,000,000
    1,300,000   (National Westminster LOC) 2.90%
                  7-01-99...............................          1,300,000
                Irvine Ranch Water District
                  Revenue Bonds
      400,000   (Commerzbank LOC) 2.90% 7-01-99.........            400,000
    1,000,000   (Landesbank-Hessen LOC) 2.90% 7-01-99...          1,000,000


  PRINCIPAL
   AMOUNT                     DESCRIPTION                        VALUE
-------------   ----------------------------------------    ---------------

$   3,000,000   Kern County Board of Education 4.00%
                  6-30-00...............................    $     3,019,380
    7,400,000   Kern County Public Facilities Project
                  (United Bank of Switzerland LOC) 3.00%
                  7-07-99...............................          7,400,000
    2,000,000   Los Angeles Capital Asset Leasing Corp.
                  (West Deutsche Landesbank/Bayerische
                  Landesbank/Morgan Guaranty LOC) 2.90%
                  9-07-99...............................          2,000,000
    2,580,000   Los Angeles County IDA (Morgan Guaranty
                  LOC) 3.00% 7-07-99....................          2,580,000
    3,400,000   Los Angeles County TRANS 4.00%
                  6-30-00...............................          3,422,304
                Los Angeles DWAP (Toronto
                  Dominion/Bank of Nova Scotia LOC)
    4,000,000   2.85% 7-12-99...........................          4,000,000
    1,000,000   3.00% 7-30-99...........................          1,000,000
    1,000,000   Los Angeles Wastewater System (United
                  Bank of Switzerland/ Morgan Guaranty
                  LOC) 2.90% 9-08-99....................          1,000,000
    1,500,000   MWD of Southern California
                  (AMBAC/ABN-Amro) 3.35% 7-01-99........          1,500,000
    5,700,000   Oakland Joint Powers Financing Authority
                  (FSA/ Commerzbank) 3.40% 7-01-99......          5,700,000
    2,200,000   Orange County Health Systems
                  Certificates of Participation (Swiss
                  Bank LOC) 3.00% 7-07-99...............          2,200,000
    2,000,000   Orange County Housing Authority (FNMA)
                  3.50% 7-01-99.........................          2,000,000


                       See Notes to Financial Statements.

                    FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND
                 INVESTMENTS AS OF JUNE 30, 1999 -- (CONTINUED)
                                   (UNAUDITED)


  PRINCIPAL
   AMOUNT                     DESCRIPTION                        VALUE
-------------   ----------------------------------------    ---------------

MUNICIPAL SECURITIES -- (CONTINUED)
$   2,100,000   Orange County Sanitation District
                  (National Westminster LOC) 2.90%
                  7-01-99...............................    $     2,100,000
    3,000,000   Orange County Water District (United
                  Bank of Switzerland LOC) 3.05%
                  8-18-99...............................          3,000,000
    1,200,000   Pasadena Certificates of Participation
                  (Canadian Imperial Bank of Commerce
                  LOC) 3.00% 7-07-99....................          1,200,000
    3,900,000   Puerto Rico Highway and Transportation
                  Authority (AMBAC/Bank of Nova Scotia)
                  3.10% 7-07-99.........................          3,900,000
    1,665,000   Puerto Rico Highway and Transportation
                  Authority (United Bank of Switzerland/
                  Landesbank Hessen LOC) 3.00%
                  7-01-99...............................          1,665,000
    1,000,000   Sacramento County MFHA Revenue Bonds
                  (Bank of America LOC) 3.40% 7-01-99...          1,000,000
    2,195,000   Sacramento County MFHA Revenue Bonds
                  (FNMA) 3.00% 7-07-99..................          2,195,000
    1,500,000   San Bernardino County TRANS 4.50%
                  9-30-99...............................          1,504,851
    6,200,000   San Bernardino County Certificates of
                  Participation (Canadian Imperial Bank
                  of Commerce LOC) 3.30% 7-07-99........          6,200,000
    2,000,000   San Diego County C.P. (Helaba LOC) 2.95%
                  7-21-99...............................          2,000,000
    3,150,000   Santa Clara Electric Revenue Bonds
                  (National Westminster LOC) 3.10%
                  7-07-99...............................          3,150,000
$   1,025,000   San Francisco Airport (Societe Generale
                  LOC) 3.25% 7-15-99....................    $     1,025,000

  PRINCIPAL
   AMOUNT                     DESCRIPTION                        VALUE
-------------   ----------------------------------------    ---------------

    2,000,000   San Francisco BART (Bayerische
                  Landesbank LOC) 4.10% 7-07-99.........          2,000,000
    5,000,000   San Francisco Redevelopment Agency
                  (Credit Suisse LOC) 3.00% 7-07-99.....          5,000,000
    5,000,000   South Coast RANS (MBIA) 4.00% 6-30-00...          5,031,800
    4,000,000   Southeast Resource Recovery Facilities
                  Authority (Bayerische Hypo/State
                  Street LOC) 3.10% 7-07-99.............          4,000,000
    2,900,000   Southern California MWD
                  (AMBAC/Barclay's) 3.20% 7-07-99.......          2,900,000
    3,285,000   Vallejo Multi-Family Mortgage Bonds
                  (FNMA) 3.00% 7-07-99..................          3,285,000
    2,000,000   West Basin Municipal Water District
                  (Bayerische Hypo LOC) 3.20% 7-07-99...          2,000,000
                                                            ---------------
TOTAL INVESTMENTS -- 96.9%..............................        120,870,798(a)
Other Assets & Liabilities, Net -- 3.1%.................          3,842,707
                                                            ---------------
TOTAL NET ASSETS -- 100.0%..............................    $   124,713,505
                                                            ===============

Legend:
BART -- Bay Area Rapid Transit
C.P. -- Commercial Paper
DWAP -- Department of Water & Power
HFA -- Housing Finance Authority
IDA -- Industrial Development Authority
LOC -- Letter of Credit
MFHA -- Multifamily Housing Authority
MWD -- Metropolitan Water District
PCFA -- Pollution Control Finance Authority
RANS -- Revenue Anticipation Notes
TRANS -- Tax and Revenue Anticipation Notes
USD -- Unified School District

                       See Notes to Financial Statements.

                    FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND
                 INVESTMENTS AS OF JUNE 30, 1999 -- (CONTINUED)
                                   (UNAUDITED)

Insurance Abbreviations:
AMBAC -- American Municipal Bond Assurance Corporation
FNMA -- Federal National Mortgage Association
FSA -- Finanial Security Assurance Inc.
MBIA -- Municipal Bond Investors Assurance

Maturity dates for many bonds and notes represent the next scheduled date at which the interest rate may be adjusted or a demand or put feature may be exercised.
------------
(a) Cost for tax purposes is the same.





                       See Notes to Financial Statements.

                    FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 1999
                                   (UNAUDITED)


ASSETS
   Investments, at amortized cost.................  $120,870,798
   Cash...........................................    14,328,517
   Receivable for Fund shares sold................       874,987
   Interest receivable............................       378,477
   Prepaid expenses...............................           839
                                                    ------------
   TOTAL ASSETS...................................   136,453,618
                                                    ------------
LIABILITIES
   Payable for investments purchased..............    11,473,484
   Payable for Fund shares redeemed...............        71,385
   Dividends payable..............................       134,536
   Accrued expenses:
      Investment adviser's fee....................        45,121
      Transfer agent and shareholder servicing fee         5,288
      Other.......................................        10,299
                                                    ------------
   TOTAL LIABILITIES..............................    11,740,113
                                                    ------------
NET ASSETS........................................  $124,713,505
                                                    ============

NET ASSETS CONSIST OF:
   Capital paid in................................  $124,711,297
   Accumulated net realized gain (loss)...........         2,208
                                                    ------------
                                                    $124,713,505
                                                    ============

SHARES ISSUED AND OUTSTANDING
 (UNLIMITED SHARES AUTHORIZED)....................   124,711,297
                                                    ------------
NET ASSET VALUE PER SHARE.........................  $       1.00
                                                    ============



                       See Notes to Financial Statements.

                    FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND
                             STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1999
                                   (UNAUDITED)



INTEREST INCOME...................................  $1,808,440
                                                    ----------
EXPENSES
   Investment adviser's fee.......................     315,157
   Transfer agent & shareholder services..........      21,720
   Custodian......................................      15,330
   Compensation of Trustees.......................       5,430
   Audit..........................................      10,860
   Legal..........................................      10,860
   Printing, postage and stationery...............      13,360
   Membership dues................................       1,560
   Registration expense...........................       3,525
   Insurance expense..............................       1,689
   Other..........................................         905
                                                    ----------
   TOTAL EXPENSES BEFORE WAIVER...................     400,396
   LESS: FEES WAIVED BY ADVISER...................     (37,819)
                                                    ----------
   TOTAL EXPENSES.................................     362,577
                                                    ----------
   LESS: EXPENSE REDUCTIONS.......................     (13,520)
                                                    ----------
NET EXPENSES......................................     349,057
                                                    ----------
NET INVESTMENT INCOME.............................   1,459,383
                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS.....................................  $1,459,383
                                                    ==========


                       See Notes to Financial Statements.

                    FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND
                       STATEMENTS OF CHANGES IN NET ASSETS



                                            Six Months
                                               Ended            Year Ended
                                          June 30, 1999*    December 31, 1998
                                          ---------------   -----------------

INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS:
   Net investment income................   $    1,808,440      $   3,099,166
                                          ---------------   -----------------
   Net increase in net assets resulting
    from operations.....................        1,808,440          3,099,166
                                          ---------------   -----------------
DIVIDENDS TO SHAREHOLDERS...............       (1,808,440)        (3,099,166)
                                          ---------------   -----------------
                                                --                 --
                                          ---------------   -----------------
CAPITAL SHARE TRANSACTIONS:
(At Net Asset Value of $1 per share)
   Proceeds from sale of shares.........      212,056,918        368,784,375
   Net asset value of shares issued to
    shareholders in reinvestment of
    dividends...........................        1,310,938          3,038,193
   Cost of shares redeemed..............     (212,459,535)      (362,745,933)
                                          ---------------   -----------------
      Net increase/(decrease) from
       capital share transactions.......          908,321          9,076,635
                                          ---------------   -----------------
   Net increase/(decrease) in net
    assets..............................          908,321          9,076,635

NET ASSETS:
   Beginning of period..................      123,805,184        114,728,549
                                          ---------------   -----------------
   End of period........................   $  124,713,505      $ 123,805,184
                                          ===============   =================
---------
*Unaudited

                       See Notes to Financial Statements.

                    FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND
                 (A SERIES OF FREEDOM GROUP OF TAX EXEMPT FUNDS)
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

    NOTE 1. ACCOUNTING POLICIES. Freedom Group of Tax Exempt Funds (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management company. The Agreement and Declaration of Trust permits the issuance of an unlimited number of shares of beneficial interest in separate series, with shares of each series representing interests in a separate portfolio of assets and operating as a separate distinct fund. The Trust consists of two series: the Freedom California Tax Exempt Money Fund (the "Fund") and the Freedom Tax Exempt Money Fund. The financial statements of the Freedom Tax Exempt Money Fund are included in a separate semi-annual report for that Fund.

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    SECURITY VALUATION AND TRANSACTIONS. The Fund values its portfolio securities utilizing the amortized cost valuation method. This method involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Investment securities transactions are accounted for on the date the securities are purchased or sold.

    The Fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place more than a week after the date of the transaction. The price that will be paid for the underlying securities is fixed at the time the transaction is negotiated.

    EXPENSES. The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable as belonging to a specific fund are allocated in such a manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

    Trustees' fees of $6,000 per Trust, per year, plus $250 per meeting of the Board of Trustees and $350 per meeting of any committee thereof, are paid by the Trust to each Trustee who is not an interested person of the Trust. No remuneration is paid by the Trust to any Trustee or officer of the Trust who is affiliated with Freedom Capital Management Corporation, the Trust's advisor.

    The Trust has entered into an insurance agreement with ICI Mutual Insurance Company, under which the Trust pays both an annual insurance premium and a one-time reserve premium, and is committed to provide additional funds of up to 300% of its initial annual premium if and when called upon.

    The Fund has an agreement with the custodian bank under which $13,520 of custodian fees have been reduced by balance credits applied during the period ended June 30, 1999. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced taxable income.

                    FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND
                 (A SERIES OF FREEDOM GROUP OF TAX EXEMPT FUNDS)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    FEDERAL INCOME TAX. It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its income to its shareholders. It is also the intention of the Fund to make sufficient distributions to shareholders to avoid imposition of excise tax on undistributed amounts under the Internal Revenue Code. Therefore, no federal income or excise tax provision is required.

    INTEREST INCOME AND DIVIDENDS TO SHAREHOLDERS. Interest income is accrued as earned. Dividends to shareholders are declared daily from net investment income, which consists of interest accrued or discount earned (including original issue and market discount) less amortization of premium and the estimated expenses of the Fund applicable to the dividend period.

    OTHER. There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations. The Fund may focus its investments in certain industries. As a result, the Fund may be subject to a greater risk than a fund that is more fully diversified in various industries.

    NOTE 2. INVESTMENT ADVISOR AND OTHER RELATED PARTY TRANSACTIONS. Freedom Capital Management Corporation ("FCMC") is the parent of Freedom Distributors Corporation as well as an affiliate of Sutro & Co., Inc. ("Sutro"), Tucker Anthony Incorporated ("Tucker Anthony") and Freedom Services Corp. All are wholly owned subsidiaries of Freedom Securities Corporation ("Freedom Securities").

    FCMC, the investment advisor of the Trust, furnishes the Fund with administration and other services and office facilities in Boston. For these services and facilities, the Fund pays a monthly fee, based upon the average daily net asset value of the Fund, at the annual rate of one half of one percent (.50%) on the first $500 million of average daily net assets and forty-five hundredths of one percent (.45%) for average daily net assets in excess of that amount. The Fund itself pays no salaries or compensation to any of its officers.

    FCMC may voluntarily waive part or all of its management fee for a period under the terms of the advisory agreement. Such waivers were provided to the Fund for the period ended June 30, 1999 and may be discontinued at any time.

    Sutro, Tucker Anthony and Freedom Distributors Corporation act as distributors of the Fund's shares and receive no compensation for such services. As transfer agent, Freedom Services Corporation received $35,240 for the period ended June 30, 1999.

    NOTE 3. Purchases and sales (including maturities) of investments for the period ended June 30, 1999 were as follows:


         Purchases of investments....................... $ 187,170,362
         Sales of investments........................... $ 188,833,000

                          FREEDOM GROUP OF MONEY FUNDS

OUR FINANCIAL HIGHLIGHTS

    The table of Financial Highlights below represents a summary history of our operations. The table expresses the information in terms of a single share outstanding throughout each period:

                                 NET ASSET                 DIVIDENDS
                                   VALUE                     FROM       NET ASSET                   NET ASSETS
                                 BEGINNING       NET          NET         VALUE                        END
                                    OF       INVESTMENT   INVESTMENT     END OF         TOTAL       OF PERIOD
PERIOD ENDED                      PERIOD      INCOME(A)     INCOME       PERIOD       RETURN**     (THOUSANDS)
------------------------------  -----------  -----------  -----------  -----------  -------------  ------------
June 30, 1999++...............   $    1.00    $  0.0115    $ (0.0115)   $    1.00          1.16%    $  124,714
December 31, 1998.............        1.00       0.0260      (0.0260)        1.00          2.64%       123,805
December 31, 1997.............        1.00       0.0297      (0.0297)        1.00          3.02%       114,729
December 31, 1996.............        1.00       0.0286      (0.0286)        1.00          2.90%       115,337
December 31, 1995.............        1.00       0.0325      (0.0325)        1.00          3.29%        85,204
December 31, 1994.............        1.00       0.0228      (0.0228)        1.00          2.32%        72,659

                                                  RATIO OF NET
                                   RATIO OF        INVESTMENT
                                   EXPENSES          INCOME
                                  TO AVERAGE       TO AVERAGE
                                     DAILY            DAILY
PERIOD ENDED                     NET ASSETS(A)     NET ASSETS
------------------------------  ---------------  ---------------
June 30, 1999++...............        0.58%(b)+      2.29%(c)+
December 31, 1998.............        0.55%(b)       2.58%(c)
December 31, 1997.............        0.55%(b)       2.94%(c)
December 31, 1996.............        0.46%          2.86%
December 31, 1995.............        0.47%          3.25%
December 31, 1994.............        0.46%          2.28%

------------
  + Annualized.

 ++ Unaudited.

 (a) Net of fees waived by the Adviser which amounted to $.0006, $.0007 $.0010, $.0015, $.0018, and $.0020 per shares for the period ended June 30, 1999 and for the years ended December 31, 1998, December 31, 1997, December 31, 1996, December 31, 1995 and December 31, 1994, respectively.

 (b) Ratio of expenses to average daily net assets after expense credits was 0.55%, 0.53% and 0.52% for the period ended June 30, 1999 and for the years ended December 31, 1998 and December 31, 1997, respectively.

 (c) Ratio of net investment income to average daily net assets after expense credits was 2.32%, 2.60% and 2.97% for the period ended June 30, 1999 and for the years ended December 31, 1998 and December 31, 1997, respectively.

 ** Total return would have been lower had the Adviser not waived fees and had the custodian not allowed credits.

                FREEDOM
              CALIFORNIA

                [LOGO]

              TAX EXEMPT
              MONEY FUND


          SEMI-ANNUAL REPORT
             JUNE 30, 1999




    NO SALES OR REDEMPTION CHARGES

              DISTRIBUTOR

       Sutro & Co. Incorporated
         201 California Street
    San Francisco, California 94111

          Telephone Toll Free
             800-453-8206


          INVESTMENT ADVISER

Freedom Capital Management Corporation
           One Beacon Street
   Boston, Massachusetts 02108-3105

       TRANSFER AND SHAREHOLDER
            SERVICES AGENT

     Freedom Services Corporation
      One World Financial Center
          200 Liberty Street
       New York, New York 10281

          Telephone Toll Free
             800-453-8206



This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus for the Freedom California Tax Exempt Money Funds.


FCTSA 0699